EXHIBIT 10.13

WAIVER, dated as of August 10, 2001 (this "WAIVER"), to the Credit Agreement dated as of January 29, 2001 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "PARENT"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "COMPANY"; together with the Parent, the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and CHASE SECURITIES INC. as Arranger.



                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans to the Borrowers on the terms and subject to the conditions thereof;

          WHEREAS, the Company has advised the Lenders it has failed to achieve the minimum Consolidated Unadjusted EBITDA required by Section 6.01(a) of the Credit Agreement for the 12 month period ending June 30, 2001, and has requested a waiver of any Default or Event of Default arising therefrom;

          WHEREAS, the Lenders are willing to agree to waive any such Default and Event of Default, but only on the terms and subject to the conditions contained herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:


SECTION 1. DEFINITIONS.

Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.


SECTION 2. WAIVER.

     2.1 WAIVER. The Lenders hereby waive: (i) any Default or Event of Default under Article VII(c) of the Credit Agreement resulting from the Borrowers failure to achieve the minimum Consolidated Unadjusted EBITDA required by Section 6.01(a) of the Credit Agreement for the period of four consecutive fiscal quarters ending on June 30, 2001; and (ii) any Default or Event of Default under Article VII(e) of the Credit Agreement resulting from the occurrence of an event of default under the Existing Credit Agreement arising on account of the Borrowers failure to achieve the minimum "Consolidated Unadjusted EBITDA" (as defined in the Existing Credit Agreement) required by
          Section 7.01(c) of the Existing Credit Agreement for the period of four consecutive fiscal quarters ending on June 30, 2001.

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


     MISCELLANEOUS.

     2.2 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Waiver, the Borrowers hereby represent and warrant that all representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Waiver.

     2.3 CONDITIONS TO EFFECTIVENESS OF THIS WAIVER. This Waiver shall be effective as of the date first set forth above (the "WAIVER EFFECTIVE DATE") upon the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and the Majority Lenders and the Revolving Credit Exposure and consented to by the Loan Parties (other than the Borrowers);

          (b) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 9.05 of the Credit Agreement and for which invoices have been submitted; and

          (c) the delivery to the Administrative Agent and the Lenders of (i) the financial statements of the Parent for the financial quarter ended June 30, 2001 in accordance with Section 5.01(b) of the Credit Agreement; and (ii) a certificate from the Chief Financial Officer or Chief Executive Officer of the Parent, delivered in accordance with Section 5.01(e) of the Credit Agreement and demonstrating that Consolidated Unadjusted EBITDA for the 12 month period ending on June 30, 2001 was not less than $47,000,000.

     2.4 LIMITED EFFECT. Except as expressly waived by this Waiver, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Waiver shall not constitute the Lenders's consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

     2.5  GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED

AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     2.6 COUNTERPARTS. This Waiver may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                AUDIO VISUAL SERVICES CORPORATION


                                BY: /s/: DIGBY J. DAVIES
                                ------------------------------------------------
                                   Name:  Digby J. Davies
                                   Title: Director, President, COO,
                                          Acting CFO and Treasurer


                                AUDIO VISUAL SERVICES (NY) CORPORATION


                                BY: /s/: DIGBY J. DAVIES
                                ------------------------------------------------
                                   Name:  Digby J. Davies
                                   Title: Executive Vice President,
                                          CFO and Treasurer



                                THE CHASE MANHATTAN BANK AS ADMINISTRATIVE AGENT


                                BY: /s/: THOMAS A. DINNEEN
                                ------------------------------------------------
                                   Name:  Thomas A. Dinneen
                                   Title: Managing Director

                                BBT FUND, L.P.

                                BY: BBT GENPAR, L.P., ITS GENERAL PARTNER

                                BY: BBT-FW, INC., ITS GENERAL PARTNER

                                BY: /s/: WILLIAM S. REIMANN
                                ------------------------------------------------
                                   Name:  William S. Reimann
                                   Title: Vice President

                                HALCYON RESTRUCTURING FUND, L.P.

                                BY: /s/: JAMES W. SYKES
                                ------------------------------------------------
                                   Name:  James W. Sykes
                                   Title: Principal

                                HIGHLAND LEGACY LIMITED
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                BY: /s/: TODD TRAVERS
                                ------------------------------------------------
                                   Name:  Todd Travers
                                   Title: Senior Portfolio Manager



                                NOMURA SPECIAL SITUATIONS
                                INVESTMENT TRUST
                                By: Wilmington Trust Company


                                BY: /s/: Illegible
                                ------------------------------------------------
                                Name:  Illegible
                                Title: Vice President

                                VAN-KAMPEN SENIOR INCOME TRUST
                                By: Van Kampen Investment Advisory Corp.


                                BY: /s/: DARVIN D. PIERCE
                                ------------------------------------------------
                                   Name:  DARVIN  D. Pierce
                                   Title: Principal

Each of the undersigned hereby consents to the foregoing Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver.


                                     AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

                                     BY: /s/: DIGBY J. DAVIES
                                     -------------------------------------------
                                        Name:  Digby J. Davies
                                        Title: Executive Vice President,
                                               CFO and Treasurer


                                     AUDIO VISUAL SERVICES GROUP, INC.

                                     BY: /s/: DIGBY J. DAVIES
                                     -------------------------------------------
                                        Name: Digby J. Davies
                                        Title: Executive Vice President
                                               and Treasurer


                                     VISUAL ACTION HOLDINGS INC.

                                     BY: /s/: DIGBY J. DAVIES
                                     -------------------------------------------
                                        Name:  Digby J. Davies
                                        Title: Executive Vice President
                                               and Treasurer


                                     HRI, V.I., INC.

                                     BY: /s/: DIGBY J. DAVIES
                                     -------------------------------------------
                                        Name:  Digby J. Davies
                                        Title: Executive Vice President
                                               and Treasurer